EXHIBIT 10.74
                                                                   -------------

               DEBT EXCHANGE AGREEMENT AND INVESTOR QUESTIONNAIRE
               --------------------------------------------------

     This Debt Exchange Agreement and Investor Questionnaire (the "Agreement") is made and entered into as of the date set forth below by and between the person or entity set forth on the signature page below (the "Investor") and Performance Health Technologies, Inc. ("PHT").

                                    RECITALS

     WHEREAS, PHT has authorized the issuance of PHT's equity units up to an aggregate amount of $350,000 (the "Units"), in exchange for up to $350,000 of outstanding non-convertible promissory notes (the "Old Notes");

     WHEREAS, for each $1,000 of principal and interest of Old Notes tendered, the tendering Investor will receive $1,000 of Units (the "Exchange Offer");

     WHEREAS, each Unit consists of (i) an unsecured convertible note in the amount of $1,000 (collectively referred to herein as the "Notes") and (ii) 4,000 warrants to purchase PHT common stock, 2,000 of which have an exercise price of $0.75 per share and 2,000 of which have an exercise price of $1.50 per share (collectively referred to herein as the "Warrants"); and

     WHEREAS, the Investor desires to exchange the Old Notes held by the Investor for Units on the terms set forth herein;

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. EXCHANGE

     1.1 At the Closing (as defined below) the Investor shall acquire from PHT and PHT shall issue to the Investor, subject to all of the terms and conditions hereof, Units in the amount set forth on the signature page in exchange for Old Notes. Old Notes will be exchanged into Units in increments of $1,000 and for each $1,000 of principal and interest of Old Notes tendered the Investor will receive $1,000 of Units. Amounts outstanding on Old Notes tendered of less than $1,000 will be paid in cash at the closing.

2. CLOSING

     2.1 Date of Closing. The closing (the "Closing") of the exchange of the Units for Old Notes shall take place on June 15, 2007 as determined by PHT (the "Closing Date").

     2.2 Items to be Delivered by the Investor to PHT. The following shall be delivered by the Investor to PHT on the Closing Date:

          (a)  this Agreement executed by the Investor; and

          (b)  the Old Notes.

     2.3 Items to be Delivered to the Investor by PHT. The following shall be delivered by PHT to the Investor on the Closing Date: the Notes and Warrants included in the Units purchased by the Investor in the form attached hereto as Exhibits A and B.

3. REPRESENTATIONS AND WARRANTIES OF PHT

     PHT hereby represents and warrants to the Investor as follows:

     3.1 Corporate Existence and Power. PHT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. PHT has all corporate power and all material governmental permits required to carry on its business as now conducted.

     3.2 Corporate Authorization; Enforceability. The execution, delivery and performance by PHT of this Agreement, the Notes and the Warrants are within PHT's corporate powers and have been duly authorized by the Board of Directors of PHT and no other corporate action on the part of PHT is necessary to authorize this Agreement or issuance of the Notes or the Warrants. This Agreement has been, and the Notes and Warrants will be, duly executed and delivered by PHT. This Agreement constitutes the valid and binding agreement of PHT, enforceable against PHT in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     3.3 No Conflict. The execution, delivery and performance by PHT of this Agreement, and the consummation of the transactions contemplated hereby, including issuance of the Units, do not and will not at the Closing, (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to PHT, or any of its properties or assets,
(b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of PHT under any material contract to which PHT is a party or (c) violate any organizational document of PHT.

     3.4 Notes and Warrants. The Notes and Warrants included in the Units and common stock issuable upon conversion of the Notes (the "Conversion Shares") and upon exercise of the Warrants (the "Warrant Shares" and together with the Conversion Shares, the "Common Shares"), when issued and delivered in accordance with the terms of this Agreement (and the terms of the Notes or Warrants, as the case may be) will be duly authorized, validly issued, fully paid, non-assessable and free and clear of any lien or other limitation or restriction.

     3.5 Securities Matters. Subject to the accuracy of the representations of the Investor set forth in Section 4.4 hereof the offer, sale and issuance of the Units as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. PHT has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Units as contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor hereby represents and warrants to PHT as follows:

     4.1 Organization and Good Standing; Power and Authority. Any Investor that is not a natural person (a) is an organization that is duly organized, validly existing and in good standing under the laws of its organization, and (b) has all requisite power and authority and all authorizations, licenses and material permits necessary to own, lease and operate its properties, to carry on its business as presently conducted and as proposed to be conducted and to enter into and carry out the transactions contemplated by this Agreement.

     4.2 Authorization of the Agreement; Title to Old Notes.

     (a) This Agreement constitutes a valid and legally binding obligation of the Investor except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity.

     (b) Investor is the beneficial owner and owner of record of the Notes and owns the Notes free and clear of any and all liens or other encumbrances of any nature. Investor has not permitted any set-off to be made under, or made any transfer or assignment of, the Notes or made any agreement for the foregoing. Investor has no knowledge of any defenses against performance under the Notes that any party may have. The Investor has and will convey to PHT good title to the Notes, free of liens, claims and encumbrances.

     4.3 No Conflict. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not at the Closing (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Investor, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of the Investor under any material contract to which the Investor is a party or (c) violate any organizational document of any Investor that is not a natural person.

     4.4 Investment Representation.

          (a) The Investor has received and reviewed the following (the "PHT Documents"):

               Letter dated June 8, 2007, describing terms of the Exchange Offer and certain risk factors.

          (b) The Investor or Investor's designated representatives have concluded a satisfactory due diligence investigation of PHT and have had an opportunity to review the PHT Documents and to have all of their questions related thereto satisfactorily answered.

          (c) The Investor acknowledges that the Notes and Warrants included in the Units (and Common Shares) are speculative and involve a high degree of risk and the Investor represents that it is able to sustain the loss of the entire amount of its investment.

          (d) The Investor (or its members and/or officers) has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Notes and Warrants included in the Units (and Common Shares).

          (e) The Investor has received from PHT, and is relying on, no representations or projections with respect to PHT's business and prospects except as set forth in this Agreement and the PHT Documents.

          (f) The Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (g) The Investor is acquiring the Notes and Warrants included in the Units (and Common Shares) for investment purposes only without intent to distribute the same, and acknowledges that the Notes and Warrants included in the Units (and Common Shares) have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws.

          (h) The Investor acknowledges that it will not be able to transfer the Notes and Warrants included in the Units (and Common Shares) except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

          (i) The certificates and/or instruments evidencing the Notes and Warrants included in the Units (and Common Shares) will contain the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT

               REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

5. REGISTRATION RIGHTS

     5.1 Participation in Registered Offerings. If PHT proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act (other than on Forms S-4 or S-8 or similar registration forms), it will at each such time or times give written notice to the Investor of its intention to do so. Upon the written request of the Investor given within twenty (20) days after receipt of any such notice, PHT shall use its best efforts to cause to be included in such registration any Common Shares held by the Investor requested to be registered (the "Registrable Securities"); provided, that if the managing underwriter advises that less than all of the shares requested to be registered should be offered for sale so as not materially and adversely to affect the price or salability of such Exchange Offer being registered by PHT, the Investor (but not PHT to the extent it desires to include shares for its own account) shall reduce the number of its Common Shares to be included in the registration statement as required by the underwriter to the extent requisite of all prospective sellers of the securities proposed to be registered (other than PHT) on a pro rata basis according to the amounts of securities proposed to be registered by all prospective sellers to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this Section
5.1 is referred to herein as the "Piggyback Registration".

     5.2 Obligations of Investor. It shall be a condition precedent to the obligation of PHT to register any Common Shares pursuant to this Section 5 that the Investor shall furnish to PHT such information regarding the Common Shares held and the intended method of disposition thereof and other information concerning the Investor as PHT shall reasonably request and as shall be required in connection with the registration statement to be filed by PHT. If after a registration statement becomes effective PHT advises the Investor that PHT considers it appropriate to amend or supplement the applicable registration statement, the Investor shall suspend further sales of the Registrable Securities until PHT advises the Investor that such registration statement has been amended or supplemented.

     5.3 Registration Proceedings. Whenever PHT is required by the provisions of this Section 5 to effect the registration of the Registrable Securities under the Securities Act, PHT shall:

          (i) Prepare and promptly file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective within 60 days of filing and remain effective;

          (ii) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

          (iii) Furnish to the Investor and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public Exchange Offer of such securities;

          (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as the Investor may reasonably request within twenty (20) days following the original filing of such registration statement, except that PHT shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (v) Notify the Investor, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (vi) Notify the Investor promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

          (vii) Prepare and promptly file with the SEC and promptly notify the Investor of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, PHT shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to PHT.

     5.4 Expenses. With respect to the inclusion of the Registrable Securities in a registration statement pursuant to this Section 5, all registration expenses, fees, costs and expenses of and incidental to such registration, shall be borne by PHT; provided, however, that Investor shall bear its own professional fees and pro rata share of the underwriting discounts and commissions. The fees, costs and expenses of registration to be borne by PHT shall include, without limitation, all registration, filing, and printing expenses, fees and disbursements of counsel and accountants for PHT, fees and disbursements of counsel for the underwriter or underwriters of such securities (if PHT and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

     5.5 Indemnification of the Investor. Subject to the conditions set forth below, in connection with any registration of the Common Shares pursuant to this
Section 5, PHT agrees to indemnify and hold harmless the Investor, any underwriter for the Exchange Offer and each of their officers and directors and agents and each other person, if any, who controls Investor or their underwriter (each, an "Investor Indemnified Party"), within the meaning of Section 15 of the Securities Act, as follows:

          (i) Against any and all loss, claim, damage and expense whatsoever arising out of or based upon (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by PHT or based upon written information furnished by PHT filed in any jurisdiction in order to qualify PHT's securities under the securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by PHT in the course of preparing, filing, or implementing such registered Exchange Offer; provided, however, that the indemnity agreement contained in this section shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to PHT by or on behalf of the Investor expressly for use in connection therewith or arising out of any action or inaction of the Investor;

          (ii) Subject to the proviso contained in Subsection (i) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of PHT; and

          (iii) In no case shall PHT be liable under this indemnity agreement with respect to any claim made against any Investor Indemnified Party unless PHT shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such Investor Indemnified Party, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the claim. The failure to so notify PHT, if prejudicial in any material respect to PHT's ability to defend such claim, shall relieve PHT from its liability to the indemnified person under this Section 5.5, but only to the extent that PHT was prejudiced. The failure to so notify PHT shall not relieve PHT from any liability which it may have otherwise than on account of this indemnity agreement. PHT shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if PHT elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the Investor Indemnified Party in any suit so brought. In the event PHT elects to assume the defense of any such suit and retain such counsel, the Investor Indemnified Party in the suit shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the Investor Indemnified Party reasonably believes that there may be available to it any defense or counterclaim different than those available to PHT or that representation of the Investor Indemnified Party by counsel for PHT presents a conflict of interest for such counsel, then the Investor Indemnified Party shall be entitled to defend such suit with counsel of its own choosing and PHT shall bear the fees, expenses and other costs of such separate counsel.

     5.6 Indemnification of PHT. The Investor agrees to indemnify and hold harmless PHT, each underwriter for the Exchange Offer, and each of their officers and directors and agents and each other person, if any, who controls PHT and the underwriter within the meaning of Section 15 of the Securities Act and any other stockholder selling securities against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by PHT under Section 5.5 (i), (ii) and (iii) above; provided, however, that such indemnification by Investor hereunder shall be limited to any losses, liabilities, claims, damages, or expenses to the extent caused by any untrue statement of a material fact or omission of a material fact (required to be stated therein or necessary to make statements therein not misleading), if any made (or in settlement of any litigation effected with the written consent of such Investors, alleged to have been made) in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any application or other document in reliance upon, and in conformity with, written information furnished in respect of such Investor by or on behalf of such Investor expressly for use in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any such application or other document or arising out of any action or inaction of such Investor in implementing such registered Exchange Offer. Notwithstanding the foregoing, the indemnification obligation of Investor shall not exceed the purchase price of the Units paid by Investor. In case any action shall be brought against PHT, or any other person so indemnified, in respect of which indemnity may be sought against any Investor, such Investor shall have the rights and duties given to PHT, and each other person so indemnified shall have the rights and duties given to Investor, by the provisions of Section 5.5. The person indemnified agrees to notify the Investor promptly after the assertion of any claim against the person indemnified in connection with the sale of securities.

     5.7 Contribution. If the indemnification provided for in Sections 5.5 and
5.6 above are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnified party, on one hand, and such indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person who has committed fraudulent misrepresentation (within the meaning of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     5.8 Assignment of Registration Rights. The right to have PHT register Registrable Securities pursuant to this Agreement shall be automatically assignable to any transferee of all or any portion of the Registrable Securities if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to PHT within a reasonable time after such assignment, (b) PHT is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws and, (d) at or before the time PHT receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with PHT to be bound by all of the provisions contained herein (the foregoing a "Permitted Transferee").

6. MISCELLANEOUS

     6.1 Definitions.

     "Business Day" means a day that is not a Saturday, Sunday or a day on which commercial banking institutions located in New York City, New York are authorized or required to close.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     6.2 Confidentiality.

          (a) The Investor agrees to keep confidential any and all non-public information delivered or made available to the Investor by PHT except for disclosures, as necessary, made by the Investor to the Investor's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Investor of this confidentiality covenant and for whom the Investor shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Investor from disclosing such information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Investor, (iii) which has been publicly disclosed or (iv) to any of its members provided that any such members agree in writing (with a copy provided to PHT) to be bound by confidentiality provisions in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause (i) and/or (ii) of the preceding sentence, the Investor shall promptly notify PHT in writing of any applicable order, request or demand for such information, cooperate with PHT if and to the extent that PHT elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. No Investor shall use for its own benefit, nor permit any other person to use for such person's benefit, any of PHT's non-public information including, without limitation, in connection with the purchase and/or sale of PHT's securities.

          (b) PHT shall in no event disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information PHT marks such information as "Non-Public Information - Confidential" and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. PHT may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to PHT and the Investor.

          (c) Nothing herein shall require PHT to disclose non-public information to the Investor or its advisors or representatives, and PHT represents that it does not disseminate non-public information to any Investors who purchase stock in PHT in a public Exchange Offer, to money managers or to securities analysts.

     6.3 Costs and Expenses. PHT and the Investor shall bear their own costs and expenses in connection with this transaction.

     6.4 Survival. All agreements, covenants, representations and warranties made by PHT or by the Investor herein shall survive the execution and delivery of this Agreement.

     6.5 Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon PHT, or the Investor under this Agreement shall be in writing and facsimiled, mailed or delivered to each party at the facsimile number or its address as provided below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when facsimiled, upon confirmation of receipt to the following:

          Performance Health Technologies, Inc.
          427 River View Plaza
          Trenton, NJ  08611
          Attn.: Robert Prunetti, President and CEO
          Fax: (609) 656-0869

     To the Investor at the Address Set Forth on the Investor Questionnaire.


     6.6 Nonwaiver. No failure or delay on any party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

     6.7 Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by all of the parties. Such waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

     6.8 Assignments. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.9 Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     6.10 Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof or thereof.

     6.11 Entire Agreement. This Agreement constitutes and contains the entire agreement of the parties hereto and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

     6.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules.

     6.13 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the courts of the State of New York located in the County of New York and the federal courts of the United States of America located in such State and County. Each of the parties (a) consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (b) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (c) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.6 will be deemed effective service of process on such party.

     6.14 JURY TRIAL. EACH PARTY HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE.

     6.15 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

IF INVESTOR IS AN INDIVIDUAL:



__________________________________          ____________________________________
Signature of Investor                       Print Name of Investor


$________________ of Principal of Notes dated __________ Plus Accrued and Unpaid Interest thereunder to be Exchanged for Units Under this Agreement



Date:______________________, 2007



IF INVESTOR IS AN ENTITY:


___________________________________
Print Name of Entity


_________________________________            ___________________________________
Signature of Officer,                        Print Name of Officer,
Trustee or Partner, as applicable            Trustee or Partner, as applicable

$________________ of Principal of Notes dated __________ Plus Accrued and Unpaid Interest thereunder to be Exchanged for Units Under this Agreement


Date:______________________, 2007

ACCEPTED:

Date: _____________, 2007                 PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                          By: ________________________________
                                              Name:
                                              Title:

                        ACCREDITED INVESTOR QUESTIONNAIRE

The Investor understands that:

     o In making a decision to participate in the Exchange Offer, the Investor must rely on its own examination of PHT and the terms of the Exchange Offer, including the merits and risks involved.

     o The Exchange Offer has not been recommended or approved by any federal or state securities commission or regulatory authority.

     o The Investor should consult his or her own competent counsel, including, without limitation, legal counsel, accountant, or business advisor as to legal, tax, financial, and related matters concerning an acquisition of the Units.

An investment in the Units involves a high degree of risk. Among other factors, Investors should consider the following risk factors, which are included in the PHT Documents. Investors should carefully review the entire PHT Documents, however, for a more complete description of PHT and the risks involved in an investment in our Units.

RISKS CONCERNING THE UNITS AND THE EXCHANGE OFFER
-------------------------------------------------

THIS IS AN ILLIQUID INVESTMENT AND THERE IS NO CURRENT TRADING MARKET FOR OUR SECURITIES. There is no established trading market for the Notes or our common stock or any or our securities and no assumption should be made that one will ever exist. On May 14, 2007, we filed a Form 10-SB to become a reporting company under the Exchange Act. The Staff of the SEC is currently reviewing the Form 10-SB and we expect that we will be updating and revising certain information contained in the Form 10-SB in the future. There can be no assurance that the Form 10-SB will be declared effective by the SEC in the near future or at all. We intend to file, through a market maker, an information statement pursuant to
Section 15c-211 with the National Association of Securities Dealers, Inc. in order to obtain approval for quotation of our common stock on the Over-the-Counter Bulletin Board once the Form 10-SB is effective. There is no assurance that the National Association of Securities Dealers, Inc. will approve our application. Since our common stock has not traded on any public market before, we cannot predict the extent to which an active public market for our common stock will develop. For this and other reasons, THERE IS SUBSTANTIAL RISK OF NON-PAYMENT OF THE NOTES. The Units, Notes, Warrants, and the common stock (including the common stock which may be issued in payment of interest due under the Notes and into which the Notes may be converted or issuable upon exercise of the Warrants) are and will be "restricted securities." As restricted securities they may be sold only upon registration under the Securities Act and applicable state securities laws, or upon reliance on an exemption from the registration requirements. Offerees should consider purchasing the Units only as a long-term investment. Offerees may not be able to promptly liquidate their investment at a reasonable price, or for any price, in the event of a personal financial emergency or otherwise.

WE MAY NOT BE ABLE TO OBTAIN THE SIGNIFICANT FINANCING THAT WE NEED TO CONTINUE TO OPERATE AND ANY ADDITIONAL FINANCING MAY BE ON TERMS ADVERSE TO YOUR INTERESTS. We are currently offering up to $600,000 of units on the same terms of the Units to meet our working capital needs. This will result in dilution to existing security holders, including Investors who acquire Units in this Exchange Offer. We are also seeking other financial initiatives. Our operating plan seeks to minimize our capital requirements, but further commercialization of our products will require additional capital. We expect that product development and operating and production expenses will increase significantly as we continue to develop, produce and sell products.

No assurance can be given that we will be successful in completing this Exchange Offer or any other financings at the minimum level necessary to fund our capital requirements, current operations or at all. If we are unsuccessful in completing these financings at such minimum level, we will not be able to fund our capital requirements or current expenses. If we are unsuccessful in completing these financings at or near the maximum level or an additional financing, we will not be able to pursue our business strategy. Additional financing may not be available on terms favorable to us or at all.

We estimate that we will need approximately $3.4 million to continue to operate over the next 12 months in order to implement our business plan in addition to the remaining proceeds provided from privately placed bridge loans of $1.95 million that closed from April 2006 to May 2007. These remaining bridge loan proceeds may not be sufficient to meet our needs until the standby equity distribution agreement described below is available for us to draw on.

Our long-term financing needs are expected to be provided from the standby equity distribution agreement we entered into in January 2006 with Cornell Capital Partners, L.P. Pursuant to the standby equity distribution agreement we may, at our discretion, periodically sell to Cornell Capital shares of our common stock for a total purchase price of up to $10 million. We will need to register under the Securities Act the shares to be issued under the standby equity distribution agreement before such shares can be issued to Cornell Capital in the future. We have not yet registered such shares with the SEC and there can be no assurance that we will register such shares or draw down funds under the standby equity distribution agreement.

In addition, we will not be in a position to access the capital under the standby equity distribution agreement until our securities are quoted on the Over-the-Counter Bulletin Board. Our common stock is presently not traded on any public market or securities exchange. There can be no assurance that we will successfully list our securities for quotation on the Over-the-Counter Bulletin Board. For this and other reasons, THERE IS SUBSTANTIAL RISK OF NON-PAYMENT OF THE NOTES.

THERE IS NO MINIMUM AMOUNT OF UNITS; CONSUMMATION OF THE EXCHANGE OFFER IS IN MULTIPLE CLOSINGS. There is no minimum amount of Units that must be subscribed for in order for us to close on any Units. We intend to use the proceeds we receive from any Unit subscriptions we accept when and if received, irrespective of the amount of Unit subscriptions we receive. This Exchange Offer of Units will be subject to multiple closings, if and when we receive any subscriptions. All subscriptions we receive and accept will be treated exactly the same, irrespective of whether we receive certain subscriptions earlier and a closing was effectuated with respect thereto in advance of our receipt of other subscriptions in this Exchange Offer.

THE NOTES ARE UNSECURED. We will not pledge any assets to secure the payment of the Notes. The Notes will be general unsecured obligations of PHT. The terms of the Notes allow us to incur indebtedness and obligations that may be secured by its assets. Any such secured indebtedness and obligations will have a claim to our assets prior to the claims of any holder of a Note. All general unsecured claims against us will be equal to the claims of any holder of a Note.

PAYMENT OF INTEREST IN COMMON STOCK MAY BE WORTH LESS THAN CASH PAYMENTS. We may elect to pay interest under the Notes in cash, common stock, or a combination of cash and common stock. Any payment of interest in common stock will be at the Conversion Rate. The value of the common stock may be worth substantially less than cash payments.

NO ADVICE IS GIVEN AS TO THE TAX ASPECTS OF THE UNITS. Offerees are advised that we are giving no advice as to the tax implications of an investment in the Units, the payment of interest in common stock, the conversion of a Note into common stock, or the exercise of the Warrants. The characterization of the Notes as debt or equity, the treatment of the payment of interest either in cash or in common stock, the treatment of gain or loss on the sale or maturity of the Notes, the conversion of the Notes to common stock, and the exercise of the Warrants may all have tax implications to an Offeree. Offerees should obtain their own tax advice prior to making a decision to purchase a Unit.

THE INTEREST RATE OF THE NOTES, THE NUMBER OF SHARES TO BE ISSUED UPON CONVERSION OR IN PAYMENT OF INTEREST OF EACH NOTE, AND THE EXERCISE PRICE OF THE WARRANTS HAS BEEN ARBITRARILY SET BY THE BOARD OF DIRECTORS. The interest rate of the Notes, the number of shares to be issued upon conversion or in payment of interest of each Note, and the exercise price of the Warrants have been or will be determined by the Board of Directors, based, in part, on the cost of the Exchange Offer, the prospects in the industry, and an assessment of our financial condition and other factors deemed relevant. The interest rate of the Notes, the number of shares to be issued upon conversion or in payment of interest of each Note, and the exercise price of the Warrants, however, are not based on historical earnings, the book value of the common stock, or any other objective criteria and should not be deemed to be an indication of the value of the common stock.

THE INVESTOR HAS BEEN ADVISED BY PHT THAT AN INVESTMENT IN PHT WILL INVOLVE AN EXTREMELY HIGH DEGREE OF RISK AND SHOULD ONLY BE MADE IF INVESTOR CAN AFFORD A COMPLETE LOSS OF ITS INVESTMENT.

A. INDIVIDUALS (IF INVESTOR IS AN INDIVIDUAL, COMPLETE THIS PART A)

1. Name of Investor(s)(1)____________________________________________________
   __________________________________________________________________________

   Address (including Zip Code)______________________________________________

   Telephone No. (    )_________________________________
   Facsimile No. (    )_________________________________

2. Indicate type of ownership subscribed for:

   ____   Individual
   ____   Joint Tenants with Rights of Survivorship
   ____   Tenant in Common
   ____   Tenants by the Entirety

3. Social Security Number(s)_________________________________________________

4. Date(s) of Birth__________________________________________________________

5. Employment Position(s)____________________________________________________

6. State(s) from which driver's license is issued____________________________

7. State(s) in which registered to vote______________________________________






_________________
(1) If there is more than one Investor other than husband and wife, a separate Investor Questionnaire must be completed for each such Investor and attached to this Investor Questionnaire. If Investors are husband and wife, please include both names, be certain to complete item 2 and include both social security numbers (indicating to which individual each social security number belongs) in item 3.

8. Each Investor must initial at least one of the following statements:

         ____    (a)   Investor certifies that he/she is a director or executive
                       officer of PHT.

         ____    (b)   Investor certifies that he/she is a natural person whose
                       individual net worth, or joint net worth with his/her spouse, at the time of his/her Loan to PHT exceed
                       $1,000,000 (inclusive of the value of his/her home, home furnishings and automobiles).

         ____    (c)   Investor certifies that he/she is a natural person who
                       has an individual income(2) in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $600,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

B. ENTITIES (IF INVESTOR IS AN ENTITY, COMPLETE THIS PART B)

1. Name of Investor_____________________________________________________________
   _____________________________________________________________________________

   Address (including Zip Code)_________________________________________________
   _____________________________________________________________________________

   Telephone No. (    )____________________________
   Telecopy No.  (    )____________________________

2. Indicate type of entity:

   ____  Corporation            ____  Trust   ____  Limited Partnership

   ____  General Partnership    ____  IRA     ____  Pension Plan or Trust

   Other: _______________________________

3. Date of formation or incorporation:__________________________________________

4. State of formation or incorporation:_________________________________________

5. Indicate whether Investor was organized for the specific purpose of acquiring Common Stock of PHT.

         Yes ____    No ____

__________________
(2) In determining income, a Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

6. Indicate the individual(s) authorized to execute documents on behalf of the Entity Investor in connection with this investment:

   Name:__________________________
   Title:_________________________

7. Taxpayer Identification Number:________________________________

8. Each Investor must initial at least one of the following statements:

         ____    (a)   Investor certifies that it is a bank as defined in
                       Section 3(a)(2) of the Securities Act of 1933, as amended
                       (the "Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

         ____    (b)   Investor certifies that it is an insurance company as
                       defined in Section 2(13) of the Act.

         ____    (c)   Investor certifies that it is a broker/dealer registered
                       pursuant to the Securities Exchange Act of 1934, as amended.

         ____    (d)   Investor certifies that it is an investment company
                       registered under the Investment Company Act of 1940, as amended, or business development company as defined in
                       Section 2(a)(48) of such Act.

         ____    (e)   Investor certifies that it is a Small Business Investment
                       Company licensed by the U.S. Small Business
                       Administration under Section 301(c) or (d) of the Small
                       Business Investment Act of 1958.

         ____    (f)   Investor certifies that it is an employee benefit plan
                       within the meaning of Title I of the Employee Retirement
                       Income Security Act of 1974, as amended ("ERISA"), and either (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, investment decisions are made solely by persons that are "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Act.

         ____    (g)   Investor certifies that it is a private business
                       development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

         ____    (h)   Investor certifies that it is a corporation, partnership,
                       a Massachusetts or similar business trust or other trust
                       (if the trust's purchase of securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of

                       Regulation D under the Act) or other organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Common Stock, with total assets in excess of $5,000,000.

         ____    (i)   Investor certifies that it is an entity in which all of
                       the equity owners are "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Act.

         ____    (j)   None of the statements in clauses (a) through (i) are
                       applicable to the Entity Investor and the Entity Investor is otherwise not an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Act.

9. Investor agrees to provide, upon request by PHT, the following information:

     (A) Corporations will provide the articles of incorporation, by-laws and corporate resolution authorizing the Loan and authorizing the person(s) signing this Investor Questionnaire. All the documents must be certified by the Secretary or Assistant Secretary of the corporation as being true and correct copies thereof and in full force and effect.

     (B) Partnerships and limited liability companies will provide a copy of the partnership agreement, articles of organization, and/or operating agreement showing the date of formation and giving evidence of the authority of the person(s) signing this Investor Questionnaire.

     (C) Trusts will provide a copy of the trust agreement showing the date of formation and giving evidence of the authority of the person(s) signing this Investor Questionnaire.

C. ACKNOWLEDGEMENTS AND REPRESENTATIONS TO BE MADE BY ALL INVESTORS (EVERY INVESTOR MUST COMPLETE THIS PART C)

     Investor understands that PHT will be relying on the accuracy and completeness of the representations made above as well as Investor's responses to the questions contained in this Investor Questionnaire. Investor understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim for damages as a result of such false representation.

     ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, Investor agrees that PHT may present this Investor Questionnaire to such parties as PHT deems appropriate if called upon to establish that the Loan is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities law.

     Investor represents and warrants to PHT as follows (each Investor must initial all of the following):

_______   a)   The representations and the answers to the questions in this
               Investor Questionnaire are complete and correct and may be relied upon by PHT and its counsel.

_______   b)   Investor has full power and authority to subscribe for and purchase the Units.

_______   c)   The Investor Questionnaire has been duly and validly authorized, executed, and delivered by Investor and constitutes the valid, binding, and enforceable agreement of Investor.

_______   d)   Investor has reviewed the PHT Documents and has received all information Investor has deemed relevant and has had all of Investor's questions answered with respect to the purchase of the Units and PHT and has made such independent investigation into PHT as Investor has deemed necessary.

_______   e)   The purchase of the Units is made solely for the account of
               Investor with a view to and for investment and not with a view to or for distribution, assignment, participation, or resale.
               Investor has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or pledge the Units, or any interest therein. There are substantial restrictions on the transferability of the Units. Investor is prepared to bear the economic risk involved in the purchase of the Units for an indefinite term.

_______   f)   Investor acknowledges there is a substantial economic risk with respect to Investor's investment in the Units and that Investor has such knowledge and experience in financial and business matters that Investor is able to evaluate the risks and merits of the investment in the Units and is making an informed decision to purchase the Units.

_______   g)   Investor did not learn about the offer to purchase the Units through any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, or the internet or at any seminar or meeting to which Investor was invited by a general solicitation or advertising.

_______   h)   Investor hereby agrees to indemnify PHT and its affiliates and each and any of their respective officers, directors, shareholders, "controlling persons", agents, and employees and to hold each of such entities and persons harmless from and against any and all liabilities, loss, damages, costs, or expenses
               (including reasonable attorneys' fees) to which they, or any of them, may be put or which they, or any of them, may incur by reason of any breach of the representations and warranties made by Investor in the Subscription Agreement or this Investor
               Questionnaire.

_______   i)   Investor will notify PHT immediately of any material change in any representation made above or any statement made herein that occurs prior to the closing of the sale of the Units.

_______   j)   Investor will provide such further information as may be
               requested by PHT or its counsel to verify the information contained herein.

_______   k)   In evaluating the suitability of Investor's decision to purchase the Units, Investor has relied solely upon the information provided in the Memorandum and the exhibits and schedules attached hereto and Investor's own independent investigation of PHT, and acknowledges that no representations (oral or written) have been made to the Investor with respect thereto.

_______   l)   In making a decision to invest in the Exchange Offer, the
               Investor must rely on its own examination of PHT and the terms of the Exchange Offer, including the merits and risks involved.

_______   m)   The Exchange Offer has not been recommended or approved by any federal or state securities commission or regulatory authority.

_______   n)   The Investor should consult his or her own competent counsel, including, without limitation, legal counsel, accountant, or business advisor as to legal, tax, financial, and related matters concerning a purchase of the Units.

_______   o)   The Investor acknowledges that there is no public market for
               PHT's Common Stock and no assumption should be made that one will ever exist; the Common Stock, Warrants and Common Stock underlying the warrants are and will be "restricted securities";
               as restricted securities, they may be sold only upon registration under the Securities Act and applicable state securities laws, or upon reliance on an exemption from such registration requirements. Investors should consider purchasing the Units only as a long-term investment. Investors may not be able to promptly liquidate at a reasonable price, or for any price, in the event of a personal financial emergency or otherwise.

_______   p)   The Investor acknowledges that: In the future, PHT's financial needs may be such that it is forced to offer for sale its Common
               Stock on terms more favorable than the terms offered to investors in this Exchange Offer. If such an event were to occur, investors purchasing Units in this Exchange Offer would have the right to participate in such future Exchange Offer on the terms and conditions of such future Exchange Offer. The ownership interest percentages of Investors who do not wish to participate in such future Exchange Offer will be diluted to the extent of the Common
               Stock sold by us in the future Exchange Offer.

_______   q)   The Investor acknowledges that: If the Investor purchases in this
               Exchange Offer, the Investor will pay a price that was not established in a competitive market but was been determined by PHT's management, based, in part, on the price paid by our prior investors, the prospects in our industry, an assessment of our financial condition and other factors deemed relevant. The price, however, is not based on historical earnings, the book value of PHT, or any other objective criteria. The Exchange Offer price should not be deemed an indication of our value. An Investor should consider in making an investment in our Common Stock that we have insufficient assets to meet our obligations and we have a working capital deficit.

_______   r)   The Investor acknowledges that PHT is continuing to seek
               financing initiatives to meet its working capital needs. PHT's operating plan seeks to minimize its capital requirements, but further commercialization of its products will require additional capital. PHT expects that product development and operating and production expenses will increase significantly as it continues to develop, produce and sell products. The Investor further acknowledges that no assurance can be given that PHT will be successful in completing this Exchange Offer or any other financings at the minimum level necessary to fund its capital requirements, current operations or at all. If PHT is unsuccessful in completing these financings at such minimum level, PHT will not be able to fund its capital requirements or current expenses. If PHT is unsuccessful in completing these financings at or near the maximum level or an additional financing, PHT will not be able to pursue its business strategy.
               Additional financing may not be available on terms favorable to PHT or at all.


IF INVESTOR IS AN INDIVIDUAL:


_________________________________            ___________________________________
Signature of Investor                        Print Name of Investor


_________________________________            ___________________________________
Signature of Spouse, if applicable           Print Name of Spouse, if applicable

Date:____________________________


IF INVESTOR IS AN ENTITY:


_________________________________            ___________________________________
Signature of Officer,                        Print Name of Officer,
Trustee or Partner, as applicable            Trustee, or Partner, as applicable

Date:____________________________

                                                                       EXHIBIT A
                                                                       ---------


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.



                            FORM OF CONVERTIBLE NOTE

Trenton, New Jersey
June 15, 2007                                                          $________

     FOR VALUE RECEIVED, PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of _________________or registered assigns (the "Holder") the sum of _________, on June 15, 2008 (such date, the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of ten percent (10%) per annum from the date of this Note (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable in shares of Common Stock at the Conversion Price (as defined below) on the Maturity Date or at the time of conversion of the principal to which such interest relates in accordance with Article I below.

     All amounts due hereunder (to the extent not converted into Common Stock by the Holder or redeemed by the Borrower in accordance with the terms hereof) shall be made in shares of Common Stock of the Borrower valued at the then applicable Conversion Price. All payments due hereunder shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

     Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Subscription Agreement between the Holder and the Borrower to which this Note relates, as amended from time to time, pursuant to which the Holder subscribed to purchase this Note (the "Subscription Agreement").

     This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the Holder thereof.

     The following terms shall apply to this Note:

1. CONVERSION RIGHTS

     The Holder shall have the following conversion rights with respect to this Note (the "Conversion Rights"):

     A. Holder Right to Convert. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time commencing on the date hereof until the Maturity Date, all or any part of the principal amount of the Note into shares (the "Conversion Shares") of the Borrower's Common Stock, at the price per share equal to the lesser of (i) $0.75 or (ii) 70% of the average of the closing bid price for the Borrower's Common Stock for the 20 days preceding the Conversion Notice, as reported by the exchange on which the Company's Common Stock is then traded, but in no event less than $0.30 per share (the "Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Note, with appropriate insertions (the "Conversion Notice"), to the Borrower at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

     B. Mandatory Conversion.

          1. If this Note is outstanding in whole or in part on the Mandatory Conversion Date it shall automatically and without any action on the part of the Holder, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) $1,000 divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date.

          2. As used herein, "Mandatory Conversion Date" shall be the Maturity Date of this Note. The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to herein as the "Conversion Date."

          3. On the Mandatory Conversion Date, any amounts outstanding under this Note shall be converted automatically without any further action by the Holder and whether or not this Note surrendered to the Borrower; provided, however, that the Borrower shall not be obligated to issue the shares of Common Stock issuable upon conversion of this Note unless this Note is either delivered to the Borrower or the Holder notifies the Borrower that such Note has been lost, stolen, or destroyed, and executes an agreement satisfactory to the Borrower to indemnify the Borrower from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of this Note pursuant to this Section, the Holder shall surrender this Note to the Borrower and the Borrower shall deliver the shares of Common Stock issuable upon such conversion to the Holder within three (3) business days of the Holder's delivery of this Note.

          C. Reservation of Common Stock. The Borrower shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Borrower does not have a sufficient number of Conversion Shares authorized and available, then the Borrower shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

          D. Conversion Restrictions. The Holder may not convert this Note or receive shares of Common Stock hereunder to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "Exchange Act") in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, this Note held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Borrower the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Note is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Note that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Borrower shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Borrower. Other Holders shall be unaffected by any such waiver. No interest shall be paid by the Borrower for any portion of this Note which is not permitted to be converted on any Conversion Date or the Maturity Date because of the conversion restrictions set forth herein.

2. RIGHT OF REDEMPTION

     At any time after the Borrower is a reporting company under the Exchange Act and prior to the Maturity Date the Borrower at its option shall have the right, with ten (10) business days advance written notice (the "Early Redemption Notice"), to redeem a portion or all amounts outstanding under this Note in an amount equal to the principal amount outstanding and accrued interest being redeemed (the "Early Redemption Amount"). The Borrower shall deliver to the Holder the Early Redemption Amount on the tenth (10th) business day after the Early Redemption Notice.

     In the event that the Borrower redeems a portion of the amount outstanding under this Note, or the Holder converts a portion of the principal amount outstanding and accrued interest under this Note as contemplated herein, the Borrower shall be entitled to an off-set of the amount of principal and accrued interest due equal to the amount of principal and accrued interest redeemed or converted.

     Notwithstanding the foregoing in the event that the Borrower has elected to redeem a portion of the outstanding principal amount and accrued interest under this Note the Holder shall still be entitled to effectuate conversions as contemplated under Section 1.

3. EVENTS OF DEFAULT

     If any of the following events of default (each, an "Event of Default") shall occur:

     A. Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise;

     B. Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, or fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder;

     C. Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

     D. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower which remains unvacated, unbonded or unstayed for a period of thirty (30) days;

     then, upon the occurrence and during the continuation of any Event of Default specified in Section 3.A or B, at the option of the Holders of a majority of the aggregate principal amount of the outstanding Notes exercisable through the delivery of written notice to the Borrower by such Holders (the "Default Notice"), and upon the occurrence of an Event of Default specified in
Section 3.C or D, the Notes shall become immediately due and payable (the "Mandatory Prepayment Date") and the Borrower shall deliver to the Holder, in full satisfaction of its obligations hereunder, shares of Common Stock of the Borrower in an amount equal to the then outstanding principal amount of this Note for purposes of determining the lowest applicable Conversion Price, multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

     Upon an Event of Default, notwithstanding any other provision of this Note, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion of this Note or the sale of the underlying shares of Common Stock.

4. MISCELLANEOUS

     A. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     B. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 427 River View Plaza, Trenton, NJ 08611 facsimile number: (609) 656-0869. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

     C. Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     D. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the Securities Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, subject to all applicable federal and state securities laws.

     E. Governing Law. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

     F. Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $1,000 as the Holder shall request.

     G. No Preemptive Rights. Except as provided herein no Holder of this Note shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or Notes, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, Notes or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer.

                                        PERFORMANCE HEALTH TECHNOLOGIES, INC.



                                        By: _____________________________
                                            Name:
                                            Title:

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                    (To be Executed by the Registered Holder
                         in order to Convert the Notes)

     The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.01 per share ("Common Stock"), of Performance Health Technologies, Inc., a Delaware corporation (the "Borrower") according to the conditions of the convertible Notes of the Borrower dated as of June 15, 2007 (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

     The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

                  Date of Conversion:___________________________
                  Applicable Conversion Price:____________________
                  Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:______________
                  Signature:___________________________________
                  Name:______________________________________
                  Address:____________________________________

     The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three (3) business days following receipt of the original Note(s) to be converted, and shall make any applicable payments pursuant to the Notes for the number of business days such issuance and delivery is late.

                                                                       EXHIBIT B
                                                                       ---------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (2) UPON DELIVERY OF A LEGAL OPINION TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                                            Dated: June 15, 2007


                                 FORM OF WARRANT

                           To Purchase _____ shares of
                          Common Stock, $.01 par value

                                       of

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.

                             Expiring June 15, 2012

     THIS IS TO CERTIFY THAT, for value received, __________, or his registered assigns (hereinafter referred to as the ("Holder"), is entitled to subscribe and purchase from PERFORMANCE HEALTH TECHNOLOGIES, INC., a DELAWARE corporation (the "Company"), commencing on the date hereof, ______ shares of Common Stock, $.01 par value, of the Company (the "Shares"), at the place where the Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described; provided, however, that in no event shall the Holder be entitled to exercise this Warrant for a number of Shares in excess of that number of Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Company Common Stock beneficially owned by the Holder and its affiliates to exceed 9.99% of the outstanding shares of the Company Common Stock following such exercise, except within sixty (60) days of the Expiration Date. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be,
(2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

     Capitalized terms used in this Warrant and not otherwise defined shall have the meanings set forth in Article IV hereof.

                                    ARTICLE I
                              EXERCISE OF WARRANTS

     Section 1.01 Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of Shares to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered and (c) the aggregate Exercise Price for the Shares purchased (unless the Holder chooses the "cashless exercise" option provided in the third paragraph of this Section 1.01).

     The Company shall, as promptly as practicable and in any event within seventy-two hours thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Shares specified in said notice. The Share certificate or certificates so delivered shall be in such denominations as determined by the Company, or as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such Shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, payable in connection with the preparation, issuance and delivery of Share certificates and new Warrants as contemplated by Section 2.07 below (other than transfer, income or similar taxes in connection with the transfer of securities), except that, if Share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

     In lieu of a monetary payment of the aggregate Exercise Price, the Holder may elect to receive, without the payment of any additional consideration, Shares equal to the value of this Warrant or portion thereof by the surrender of such Warrant to the Company with the "cashless exercise" election marked in the form of Subscription Notice. Thereupon, the Company shall issue to the Holder, such number of fully paid and non-assessable Shares as is computed using the following formula:

                                   Y(A-B)
                              X =  ------
                                     A

Where     X=   the number of Shares to be issued to the Holder pursuant to this
               Section 1.01 upon such cashless exercise election.

          Y= the number of Shares covered by this Warrant in respect of which the cashless exercise election is made.

          A= the Fair Market Value (as defined in Article IV hereof) of one Share, as at the time the cashless exercise election is made.

          B= the Exercise Price in effect under this Warrant at the time the cashless exercise election is made.

     Section 1.02 Shares To Be Fully Paid and Non-assessable. All Shares issued upon the exercise of this Warrant (the "Warrant Shares") pursuant to Section
1.01 above shall be validly issued, fully paid and nonassessable and the Company shall at all times reserve and keep available out of its authorized shares of Common Stock a sufficient number of Shares for the purpose of issuance of the Warrant Shares upon the exercise of this Warrant.

     Section 1.03 No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of Shares upon exercise of this Warrant. If any fraction of a Share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional Share the Company shall pay to the Holder or Holders, as the case may be, in cash, an amount equal to the same fraction of the Fair Market Value per share of outstanding Shares on the Business Day immediately prior to the date of such exercise.

     Section 1.04 Share Legend. Each certificate for Shares issued upon exercise of this Warrant shall bear the legend set forth below, unless Holder's Counsel (as defined below) shall render an opinion in form and substance reasonably satisfactory to the Company that such legend is not required or at the time of exercise such Shares are registered under the Securities Act:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (2) UPON DELIVERY OF A LEGAL OPINION TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion (in form and substance reasonably satisfactory to the Company) of counsel selected by the Holder of such certificate and who is reasonably acceptable to the Company ("Holder's Counsel"), the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

                                   ARTICLE II
                            WARRANT AGENCY; TRANSFER,
                      EXCHANGE AND REPLACEMENT OF WARRANTS

     Section 2.01 Warrant Agency. Until such time, if any, as an independent agency shall be appointed by the Company to perform services with respect to the Warrants described herein (the "Warrant Agency"), the Company shall perform the obligations of the Warrant Agency provided herein at its principal office address or such other address as the Company shall specify by prior written notice to all Holders.

     Section 2.02 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

     Section 2.03 Transfer of Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney. Subject to applicable law and regulation and Section 2.04 hereof, upon surrender of this Warrant as provided for herein, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder which has become the registered Holder of such Warrant without having a new Warrant issued.

     Section 2.04 Restrictions on Transfer. The Holder, by its acceptance hereof, represents that this Warrant is being acquired for its own account, as an investment and not with a view towards the further resale or the distribution thereof in violation of the Securities Act, and agrees that this Warrant may not be transferred, sold, assigned, hypothecated or otherwise disposed of, in whole or in part, except as provided in the legend on the first page hereof and provided that the Holder shall have furnished to the Company an opinion of Holder's Counsel, in form and substance reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

     Section 2.05 Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.04 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     Section 2.06 Loss, Theft, Destruction of Warrant Certificates. Upon receipt by the Company of a written notice (or other evidence reasonably satisfactory to the Company) of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares.

     Section 2.07 Expenses of Delivery of Warrants. The Company shall pay all expenses (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and Warrant Shares hereunder.


                                   ARTICLE III
                      COMPANY COVENANTS AND REPRESENTATIONS

     Section 3.01 Company Covenants. In case at any time the Company shall (a) declare any dividend or distribution on its Shares, whether payable in cash, stock or other property, (b) offer to all holders of Shares any additional shares of Common Stock, or any option, right or warrant to subscribe therefore, or (c) declare a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or propose a sale of substantially all of its property, assets and business as an entirety, then the Company shall give written notice to the Holder of the date on which the books of the Company shall close or a record shall be taken for such action. Such notice shall also specify the date as of which the holders of Shares of record shall participate in such dividend or distribution. Such written notice shall be given at least 30 days and not more than 90 days prior to the action in question, and not less than 15 days prior to the relevant record date or the date fixed for determining stockholders entitled to participate therein, as the case may be.

     Section 3.02 Authority, Execution and Delivery. The Company hereby represents and warrants that the Company has full corporate power and authority to enter into this Warrant and to issue Shares in accordance with the terms hereof. The execution, delivery and performance of this Warrant by the Company have been duly and effectively authorized by the Company. This Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     Section 3.03 Information Requirements. To the extent applicable, the Company shall promptly furnish the Holder with copies of all reports, proxy statements and similar materials that it mails to holders of its Common Stock.

                                   ARTICLE IV
                               CERTAIN DEFINITIONS

     The following terms, as used in this Warrant, have the following respective meanings:

     "Business Days" means each day in which banking institutions in New York are not required or authorized by law or executive order to close.

     "Exercise Price" means $[0.75] [1.50] per share, subject to adjustment pursuant to Article V.

     "Fair Market Value" means the value of a share of Common Stock on a particular date, determined as follows: (i) if the Common Stock is not listed on such date on any national securities exchange but is traded in the over-the-counter market, the closing "bid" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Common Stock), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any other similar service selected by the Board; or (ii) if the Common Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share of Common Stock on such date as recorded on the composite tape system, or, if such system does not cover the Common Stock, the last reported sale price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is listed, or if no sale of Common Stock took place on such date, the last reported sale price of a share of Common Stock on the most recent day on which a sale of a share of Common Stock took place as recorded by such system or on such exchange, as the case may be; or
(iii) if the Common Stock is neither listed on such date on a national securities exchange nor traded in the over-the-counter market, as determined by the Company.

                                    ARTICLE V
                                   ADJUSTMENTS

     Section 5.01 Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 5.01 shall become effective at the close of business on the date the subdivision or combination becomes effective.

     Section 5.02 Notices. Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section 6.01 Notices. Any notice or other communication to be given hereunder shall be in writing and shall be delivered by recognized courier, telecopy or certified mail, return receipt requested, and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered or telecopied to such party at its address set forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by certified mail, on the third business day after the day on which mailed, addressed to such party at such address. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Company and the Warrant Agency that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder, and in either case a copy of such notices and communications shall be sent to Thomas P. Gallagher, Gallagher, Briody & Butler, 155 Village Boulevard, Princeton, New Jersey 08540
Fax: (609) 454-0090. In the case of the Company, such notices and communications shall be addressed as follows (until notice of a change is given as provided herein): Performance Health Technologies, Inc., 427 River View Plaza, Trenton, New Jersey 08611, Attention: Robert Prunetti, Fax: (609) 656-0869.

     Section 6.02 Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and Holders holding a majority of Warrants at the time outstanding (or any permitted transferee of all of the Warrant). In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders of Warrants and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     Section 6.03 Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware without regard to choice of law doctrine.

     Section 6.04 Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     Section 6.05 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 6.06 Section Headings. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

     Section 6.07 No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

     Section 6.08 No Requirement to Exercise. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                        PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                        By: ____________________________
                                            Name:
                                            Title:

                               SUBSCRIPTION NOTICE
                    (To be executed upon exercise of Warrant)

To: Performance Health Technologies, Inc. (the "Company")

The undersigned hereby irrevocably elects:

     (i) to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, __________ Shares, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier's check or wire transfer; or

     (ii) the "cashless exercise" of its rights under the Section 1.01 of the attached Warrant with respect to ___________ Shares otherwise available for purchase to it under the Warrant and receive such number of Shares as provided in the formula set forth in such Section 1.01.

     Please issue a certificate or certificates for such Shares in the following name or names and denominations:
     ___________________________________________________________________________
     ___________________________________________________________________________

In connection with the exercise of the Warrant, the undersigned hereby represents and warrants that:

     (i) it recognizes that the Shares issuable pursuant to the attached Warrant have not been registered under the Securities Act and may not be sold, pledged or otherwise transferred except pursuant to the exceptions set forth on the legend on such Shares which is also set forth in Section 1.04 of the attached Warrant;

     (ii) it has received all material information with respect to the Company which it deems necessary with its decision to exercise the attached Warrant and it has been given an opportunity to ask questions and receive answers from representatives of the Company;

     (iii) it is purchasing the Shares for its own account, for the purpose of investment only, and not with a view towards the further resale or distribution thereof; and

     (iv) it is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended.

If said number of Shares shall not be all the Shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such Shares less any fraction of a Share paid in cash.

     By: _____________________________
     Name: __________________________
     Its: _____________________________
     Dated: ____________________

     NOTE: The above signatory should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

                                   ASSIGNMENT

                   (To be executed upon assignment of Warrant)

For value received and in accordance with Section 2.03 of the attached Warrant, ____________________ hereby sells, assigns and transfers unto
___________________________ the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said Warrant on the books of Performance Health Technologies, Inc. with full power of substitution in the premises.


                                        By: ___________________________
                                        Name: _________________________
                                        Its: __________________________
Dated:____________________

                                        NOTE: The above signatory should
                                              correspond exactly with the name
                                              on the face of the attached
                                              Warrant.



Consented to and approved in accordance with
Section 2.03 of the attached Warrant



PERFORMANCE HEALTH TECHNOLOGIES, INC.


By:  ____________________________
     Name: ______________________
     Its: _______________________